SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 2, 2007



SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado              001-13458            84-0920811
(State or other       (Commission          (I.R.S. Employer
  jurisdiction of       File Number)          Identification No.)
  incorporation)

4880 Havana Street, Denver, CO             80239

(Address of principal executive offices) (Zip Code)

Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange
	Act (17 CFR 240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
	Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))




Item 7.01	Regulation FD Disclosure.

At the 2007 Annual Meeting of Shareholders of May 2, 2007, Mark E. Goldstein, President, Chief Executive Officer and Chairman of Scott's Liquid Gold-Inc, intends to make a presentation which includes, among other things, the remarks listed below. The remarks concern our focus on profitability and revenue growth.

..	Late in the first quarter of 2007, Wal-Mart began ordering Montagne
Jeunesse sachets for placement in significantly more stores, including the stores which we lost in 2006. We are also regaining distribution of Montagne Jeunesse at other significant retail stores.

..	In the first quarter of 2007, we introduced a line of Neoteric
Massage oils. Initial "pipeline" orders for the Massage Oils have resulted in revenues for the first quarter of 2007. The Massage Oils can currently be found at Wal-Mart, and we are working on expanding distribution of this product with other retailers in the United States.
We view the Massage Oils as part of an emerging trend in terms of consumer acceptance of these types of products.

..	In regard to air fresheners, we will extend, in the second quarter of 2007, the Touch of Scent line by adding Odor Extinguisher. This product will be shaped like a fire extinguisher and emits a pleasant odor. We view this product as using a unique approach and packaging.
We have not yet started selling the Odor Extinguisher.

..	In regard to our Mold Control 500, we are focusing on building our business with Home Depot, True Value and Ace. We are also working on other opportunities for the distribution of Mold Control 500.

..	For our Alpha Hydrox product, we have started selling a line extension called New Alpha Hydrox White. This line currently consists of four simple skin care products at value pricing, using the name and technology of Alpha Hydrox.

..	We introduced in March, 2007 a new men's care product called
Davinci. We act as a distributor for Davinci. The product is currently a men's face mask. We will also start selling a men's hair care product, for which we will be a distributor.

Forward-looking statements in this Form 8-K Report are based on expectations and assumptions by our management and involve a number of risks and other factors that could cause results to differ materially from those stated, including without limitation, market conditions and other factors described in "Description of Business-Risk Factors. "


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SCOTT'S LIQUID GOLD-INC.
                                           (Registrant)

Date: May 1, 2007                          /s/ Jeffry B. Johnson
                                           ----------------------------
                                           By: Jeffry B. Johnson
                                           Chief Financial Officer and
                                            Treasurer